UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                            June 18, 2024 (June 12, 2024)

Date of Report (Date of earliest event reported)

           International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2024, the Board of Directors of International Seaways, Inc. (the “Company”) increased the annual equity compensation of each non-employee director by $15,000 (to $235,000 for the Chair and to $115,000 for the other non-employee directors).

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 12, 2024, the Company held its Annual Meeting of Stockholders for 2024 (the “Annual Meeting”). There were 49,049,288 shares of the Company’s Common Stock outstanding on the record date for the Annual Meeting that were entitled to vote at such meeting, of which 42,074,363 shares were represented at the meeting by holders present in person or by proxy (constituting 85.77% of the shares outstanding and entitled to vote).

At the Annual Meeting, stockholders (1) elected ten directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2024; and (3) approved, in an advisory vote, the compensation of the Company’s named executive officers (“NEOs”) for 2023 as described in the Compensation Discussion and Analysis (“CD&A”) section and in the accompanying compensation tables and narrative in the Company’s proxy statement in respect of the Annual Meeting (the “Proxy Statement”). A replay of the Annual Meeting is available at www.virtualshareholdermeeting.com/INSW2024, and can also be accessed via the Company’s website.

All of the nominees for director were duly elected to serve, subject to the Company’s by-laws, as directors of the Company until the next annual meeting and until election and qualification of their successors. The tabulation of the votes cast for each nominee for director was as follows:

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Doug Wheat	36,977,976	1,643,999
Darron M. Anderson	38,548,893	73,082
Timothy J. Bernlohr	38,266,492	355,483
Ian T. Blackley	38,045,588	576,387
A. Kate Blankenship	38,354,404	267,571
Randee E. Day	38,189,537	432,438
David I. Greenberg	38,256,227	365,748
Kristian K. Johansen	36,643,957	1,978,018
Craig H. Stevenson, Jr.	38,324,671	297,304
Lois K. Zabrocky	38,489,976	131,999

Re-election required that the nominee receive a majority of the votes cast for his or her election. There were 3,452,388 broker non-votes in respect of the election of directors.

The resolution to ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for 2024 was ratified by a vote of 41,982,547 shares of Common Stock in favor and 72,900 shares of Common Stock against. In addition, 18,916 shares of Common Stock abstained. There were no broker non-votes of Common Stock in respect of the ratification of the appointment of EY.

The resolution to approve, in an advisory vote, the compensation of the NEOs for 2023 as described in the CD&A section and in the accompanying compensation tables and narrative in the Proxy Statement was approved by a vote of 37,029,287 shares of Common Stock in favor, 1,528,869 shares of Common Stock against and 63,819 shares of Common Stock abstained. There were 3,452,388 broker non-votes in respect of the advisory vote relating to NEO compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 18, 2024	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel